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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------


Date of Report (date of earliest event reported):  March 29, 2002

                             MCAFEE.COM CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                              333-87609                       77-0503003
(State or Other Jurisdiction of          (Commission File Number)            (I.R.S. Employer
Incorporation or Organization)                                              Identification No.)

                               535 Oakmead Parkway
                           Sunnyvale, California 94086

               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code:  (408) 992-8100


                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

In a release dated March 29, 2002, McAfee.com Corporation ("McAfee.com") announced that Networks Associates, Inc. ("Network Associates") commenced an unsolicited exchange offer to acquire all of the outstanding shares of McAfee.com that Network Associates does not already own. The release also stated that the special committee of the board of directors of McAfee.com will review the exchange offer and urged McAfee.com stockholders to take no action at that time and await the recommendation of the special committee and the board of directors of McAfee.com. The release further stated that the special committee and the board of directors of McAfee.com will make their recommendation with respect to the Network Associates offer no later than the close of business on April 11, 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibits

     99.1  Press Release of McAfee.com Corporation, dated March 29, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MCAFEE.COM CORPORATION


                                       By: /s/ Evan S. Collins
                                           -------------------------------------
                                       Name:  Evan Collins
                                       Title: Chief Financial Officer


Date: March 29, 2002

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                             MCAFEE.COM CORPORATION
                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION


   99.1           Press Release of McAfee.com Corporation, dated March 29, 2002.